SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported) August 15, 2001







                            PENN-AMERICA GROUP, INC.
                            ------------------------
            (Exact name of registration as specified in this charter)







         Pennsylvania                    0-22316                 23-2731409
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(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)          Number)             Identification No.)




420 S. York Road, Hatboro, Pennsylvania                           19040
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                      --------------

Items 5.

         On August 15, 2001, the Company issued a press release (the "Press Release") announcing the resignation of John M. DiBiasi, Executive Vice President - Underwriting effective August 15, 2001, who is moving on to pursue other opportunities.

         A copy of the Press Release is attached as Exhibit 1.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PENN-AMERICA GROUP, INC.



Date:  August 15, 2001
                                                 BY: /s/ Garland P. Pezzuolo
                                                     --------------------------
                                                 Garland P. Pezzuolo
                                                 (Secretary and General Counsel)